INCOME TAXES	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
16.	INCOME TAXES

AirMedia is a tax-exempted company incorporated in the Cayman Islands.

Broad Cosmos is tax-exempted company incorporated in the British Virgin Islands.

AM China did not have any assessable profits arising in or derived from Hong Kong for the years ended December 31, 2014, 2015 and 2016, and accordingly no provision for Hong Kong Profits Tax was made in these years.

The Group's subsidiaries in the PRC are all subject to PRC Enterprise Income Tax ("EIT") on the taxable income in accordance with the relevant PRC income tax laws and regulations. The EIT rate for the Group's operating in PRC was 25% with the following exceptions.

AM Technology qualified for the High and New-Tech Enterprise ("HNTE") status that would allow for a reduced 15% tax rate under EIT Law since year 2006. AM Technology was subject to an EIT rate of 15% in 2014, 2015 and 2016, and is expected to be subject to an EIT rate of 15% as long as it maintains its status as a HNTE.

Xi'an AM qualified as a "Software Enterprise" in August 2008 by Technology Information Bureau of Shaanxi province, and therefore is entitled to a two-year exemption from the EIT commencing from its first profitable year and a 50% deduction of 25% EIT rate for the succeeding three years, with approval by the relevant tax authorities. As Xi'an AM first made profit in 2009, it was exempted from EIT in 2009 and 2010, and enjoyed the preferential income tax rate of 12.5% from 2011 to 2013. In 2014, Xi'an AM qualified as HNTE and entitled to an EIT rate of 15% for the years 2014, 2015 and 2016, and is expected to be subject to an EIT rate of 15% as long as it maintains its status as a HNTE.

Income tax benefit / (expenses) are as follows:

	For the years ended December 31,
	2014	2015	2016

Income tax benefits /(expenses):
Current	$(988)	$(480)	$(50)
Deferred	2,500	(5,941)	(4,433)

	1,512	(6,421)	(4,483)

The principal components of the Group's deferred income tax assets and liabilities are as follows:

	As of December 31,
	2015	2016
Deferred tax assets:
Allowance for doubtful accounts	$899	$4,083
Employee education fee excess	6	-
Depreciation of property and equipment	127	-
Amortization of intangible assets and concession fees	2,274	1,606
Net operating loss carry forwards	15,404	30,697
Valuation allowance	(14,186)	(36,386)

Total deferred tax assets	4,524	-

Deferred tax liabilities:
Acquired intangible assets	91	-

Total deferred tax liabilities	$91	$-

The valuation allowance provided as of December 31, 2016 and 2015 relates to the deferred tax assets generated by the Group’s VIE. The Group periodically evaluates the likelihood of the realization of deferred tax assets, and reduces the carrying amount of the deferred tax assets by a valuation allowance to the extent it believes that either it is more likely than not that the deferred tax assets for these entities will not be realized as it does not expect to generate sufficient taxable income in future, or the amount involved is not significant. The Group's subsidiaries in the PRC had total net operating loss carry forwards approximately of $137,040 million as of December 31, 2016, respectively. The net operating loss carry forwards for the PRC subsidiaries will expire on various dates through year 2021.

Reconciliation between the provision for income taxes computed by applying the PRC EIT rate of 25% to income before income taxes and the actual provision of income taxes is as follows:

	For the years ended December 31,
	2014	2015	2016

Net loss before provision for income taxes	$(53,414)	$(74,202)	$(84,726)
PRC statutory tax rate	25%	25%	25%
Income tax at statutory tax rate	(13,354)	(18,551)	(21,182)

Expenses not deductible for tax purpose
Entertainment expenses exceeded the tax limit	217	300	158
Tax effect of tax losses not recognized	10	-	-
Tax effect of other permanent differences	360	330	1,681
Changes in valuation allowance	2,748	9,276	22,200
Effect of preferential tax rates granted to PRC entities	7,912	14,404	642
Effect of income tax rate difference in other jurisdictions	595	662	984

Income tax expenses/ (benefits)	$(1,512)	$6,421	4,483

Effective tax rates	2.8%	(8.7)%	(5.3)%

The Group did not identify significant unrecognized tax benefits for the years ended December 31, 2014, 2015 and 2016. The Group did not incur any interest and penalties related to potential underpaid income tax expenses for the years ended December 31, 2014, 2015 and 2016.

Since the commencement of operations in August 2005, only AM Technology and Shenzhen AM have been subjected to a tax examination by the relevant PRC tax authorities. The Group's subsidiaries, VIEs and VIEs' subsidiaries remain subject to tax examinations at the tax authority's discretion.

Uncertainties exist with respect to how the current income tax law in the PRC applies to the Group's overall operations, and more specifically, with regard to tax residency status. New EIT Law includes a provision specifying that legal entities organized outside of China will be considered residents for Chinese income tax purposes if the place of effective management or control is within China. The Implementation Rules to the new EIT Law provide that non-resident legal entities will be considered China residents if substantial and overall management and control over the manufacturing and business operations, personnel, accounting, properties, etc., occurs within China. Additional guidance is expected to be released by the Chinese government in the near future that may clarify how to apply this standard to tax payers. Despite the present uncertainties resulting from the limited PRC tax guidance on the issue, the Group does not believe that its legal entities organized outside of China should be treated as residents for new EIT Law purposes. If the PRC tax authorities subsequently determine that the Company and its subsidiaries registered outside the PRC should be deemed resident enterprises, the Company and its subsidiaries registered outside the PRC will be subject to the PRC income tax at a rate of 25%.

However, the Company's subsidiaries located in the PRC were in a loss position and had accumulated deficit as of December 2016, and the tax basis for the investment was greater than the carrying value of this investment. A deferred tax asset should be recognized for this temporary difference only if it is apparent that the temporary difference will reverse in the foreseeable future. Absent of evidence of a reversal in the foreseeable future, no deferred tax asset for such temporary difference was recorded. The Company did not record any tax on any of the undistributed earnings because the relevant subsidiaries do not intend to declare dividends and the Company intends to permanently reinvest it within the PRC. Additionally, no deferred tax liability was recorded for taxable temporary differences attributable to the undistributed earnings of VIEs because the Company believes the undistributed earnings can be distributed in a manner that would not be subject to income tax.

Aggregate undistributed earnings of the Company's subsidiaries located in the PRC that are available for distribution to the Company are considered to be indefinitely reinvested and accordingly, no provision has been made for the Chinese dividend withholding taxes that would be payable upon the distribution of those amounts to the Company. The Chinese tax authorities have also clarified that distributions made out of pre January 1, 2008 retained earnings will not be subject to the withholding tax.